UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 28, 2017

SPEEDWAY MOTORSPORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13582	51-0363307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5555 Concord Parkway South, Concord, North Carolina	28027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(704) 455-3239

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(1) Establishment of Criteria for Performance-Based Compensation. On February 28, 2017, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Speedway Motorsports, Inc. (the “Company”) established objective criteria for the determination of performance-based incentive compensation for the calendar year ending December 31, 2017 (“2017 Incentive Compensation”) for Messrs. O. Bruton Smith, Marcus G. Smith and William R. Brooks (the “Executive Officers”) pursuant to the Company’s Incentive Compensation Plan (the “Incentive Plan”).

The specific annual performance goals for the Executive Officers are based upon the achievement of earnings per share levels, as defined by the Compensation Committee in accordance with the Incentive Plan. The performance period is calendar year 2017. The 2017 Incentive Compensation, if any, will be paid to each Executive Officer based upon the Company achieving a target defined earnings per share of $1.10, calculated in accordance with the Incentive Plan, for calendar year 2017. Upon the achievement of the specified earnings per share target, Mr. O. Bruton Smith will be eligible for a 2017 Incentive Compensation payment equal to 3.0 times his 2017 base salary, and Mr. Marcus G. Smith and Mr. Brooks will each be eligible for a 2017 Incentive Compensation payment equal to 2.0 times his 2017 base salary. The amount of 2017 Incentive Compensation that each Executive Officer is eligible to receive will be increased or decreased in proportion to the Company’s earnings per share achieved in relation to the target earnings per share established by the Compensation Committee, all in accordance with the terms of the Incentive Plan. No 2017 Incentive Compensation payments will be made if defined earnings per share achieved is less than 50% of the earnings per share target.

The Compensation Committee also approved a grant of performance-based restricted shares of the Company’s common stock and performance-based restricted stock units under the Company’s 2013 Stock Incentive Plan (the “Stock Incentive Plan”) for Mr. Brooks and Mr. Marcus G. Smith, respectively. Mr. Brooks was awarded 35,000 performance-based restricted shares of the Company’s common stock, and Mr. Smith was awarded 35,000 performance-based restricted stock units. Mr. Smith’s restricted stock units may be settled only in shares of common stock upon vesting. As provided in the Stock Incentive Plan, the performance-based restricted stock and performance-based restricted stock unit awards generally remain subject to forfeiture and restrictions on transferability, with one-third of each award vesting the later of one year from the date of grant or Compensation Committee certification in 2018, another one-third vesting two years from the date of grant, and the last one-third vesting three years from the date of grant. The awards are also subject to forfeiture, in whole or in part, based on achievement of defined earnings per share of $1.10, calculated in accordance with the Stock Incentive Plan, for calendar year 2017. All of the restricted shares and units will be forfeited if defined earnings per share achieved is less than 50% of the earnings per share target and partial forfeiture will occur in proportion to earnings per share achieved between 50% of the target and the target.

(e)(2) Amendment and Restatement of the 2013 Stock Incentive Plan. At the Annual Meeting of Stockholders of the Company held on April 19, 2017, the Company’s stockholders approved a proposal to adopt the Speedway Motorsports, Inc. 2013 Stock Incentive Plan, Amended and Restated as of April 19, 2017 (the “Updated Stock Incentive Plan”). The Updated Stock Incentive Plan does not increase the number of shares reserved for issuance under the plan nor does it increase any of the award limits under the plan. The primary changes reflected in the Updated Stock Incentive Plan include (a) additions to the permissible criteria upon which performance goals for performance-based compensation can be based, including various cash flow and profit measures and objective measures of personal targets, goals or completion of projects; and (b) revisions and additions to the types of items and events that may be used for adjustments in determining whether an objective performance goal for performance-based compensation has been met. The Updated Stock Incentive Plan also incorporates additional changes in connection with updates to relevant accounting rules and other minor revisions.

A summary of the principal features of the Updated Stock Incentive Plan as well as the full and complete text of the plan can be found in the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 17, 2017, under the headings “Proposal 4 – Approval of the Speedway Motorsports, Inc. 2013 Stock Incentive Plan, Amended and Restated as of April 19, 2017” and “Appendix A Speedway Motorsports, Inc. 2013 Stock Incentive Plan Amended and Restated as of April 19, 2017.”

(e)(3) Amendment and Restatement of the Incentive Compensation Plan. At the Annual Meeting of Stockholders of the Company held on April 19, 2017, the Company’s stockholders approved a proposal to adopt the Speedway Motorsports, Inc. Incentive Compensation Plan, Amended and Restated as of April 19, 2017 (the “Updated Incentive Plan”). The primary changes reflected in the Updated Incentive Plan include (a) additions to the permissible criteria upon which performance goals can be based, including various cash flow and profit measures and objective measures of personal targets, goals or completion of projects; and (b) revisions and additions to the types of items and events that may be used for adjustments in determining whether an objective performance goal has been met.

A summary of the principal features of the Updated Incentive Plan as well as the full and complete text of the plan can be found in the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 17, 2017, under the headings “Proposal 5 – Approval of the Speedway Motorsports, Inc. Incentive Compensation Plan, Amended and Restated as of April 19, 2017” and “Appendix B Speedway Motorsports, Inc. Incentive Compensation Plan Amended and Restated as of April 19, 2017.”

Item 5.07. Submission of Matters to a Vote of Security Holders

The results of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting of Stockholders of the Company held on April 19, 2017 are set forth below.

(1) William R. Brooks, Mark M. Gambill and James P. Holden were re-elected to the Board of Directors by the Company’s stockholders. The other members of the Board of Directors are O. Bruton Smith, Marcus G. Smith, Bernard C. Byrd, Jr. and Tom E. Smith.

	For	Against	Withheld	Abstentions	Broker Non-Votes
Re-election of William R. Brooks	36,740,502	---	1,268,220	---	---
Re-election of Mark M. Gambill	36,943,996	---	1,064,726	---	---
Re-election of James P. Holden	37,214,361	---	794,361	---	---

(2) The stockholders approved on an advisory basis the 2016 compensation of the Company’s named executive officers.

	For	Against	Withheld	Abstentions	Broker Non-Votes
Advisory Approval of Speedway Motorsports, Inc’s. Named Executive Officer Compensation	37,502,236	499,208	---	7,273	---

(3) The stockholders approved on an advisory basis to hold future advisory votes regarding the compensation of the Company’s named executive officers every three years. The Company has determined, consistent with the stockholder vote, to hold future advisory votes regarding the compensation of the Company’s named executive officers every three years until the next vote on the frequency of such advisory votes.

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Advisory Approval of Three-Year Frequency for Advisory Approval of Speedway Motorsports, Inc’s. Named Executive Officer Compensation	3,983,120	10,262	33,995,517	19,818	---

(4) The stockholders approved the Company’s Updated Stock Incentive Plan.

	For	Against	Withheld	Abstentions	Broker Non-Votes
Approval of the Speedway Motorsports, Inc. 2013 Stock Incentive Plan, Amended and Restated as of April 19, 2017	37,709,077	293,405	---	6,236	---

(5) The stockholders approved the Company’s Updated Incentive Plan.

	For	Against	Withheld	Abstentions	Broker Non-Votes
Approval of the Speedway Motorsports, Inc. Incentive Compensation Plan, Amended and Restated as of April 19, 2017	37,717,459	285,215	---	6,044	---

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEEDWAY MOTORSPORTS, INC.

Date: April 21, 2017	By: /s/ J. Cary Tharrington IV
J. Cary Tharrington IV
Senior Vice President and General Counsel